THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SHARES OF COMMON STOCK (THE “OFFERING”), IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S PROMULGATED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

THE SHARES THAT ARE SUBJECT TO THIS SUBSCRIPTION AGREEMENT IN RELIANCE ON REGULATION S (THE “SUBSCRIPTION AGREEMENT”) HAVE NOT BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE ACT.

TECHCARE CORP.

(A Delaware corporation)

SUBSCRIPTION AGREEMENT

DATED: April 28, 2019 (the “Effective Date”)

1. The Subscription

1.1 On the basis of the representations and warranties and subject to the terms and conditions set forth in this Subscription Agreement, Microdel Ltd. (Israeli ID No. 513577874), of 63 Dan St., Modi’in-Macabim-Reut 7172439, Israel (the “Investor”) hereby agrees to subscribe for and purchase 136,612 shares of common stock, par value $0.0001 (the “Initial Shares”) offered by TechCare Corp., a Delaware corporation with offices located at 1140 Avenue of the Americas, New York, NY 10036 (the “Company”), at a purchase price per share of US$ 0.183 (the “Share Purchase Price”), for an aggregate consideration of US$25,000 (the “Subscription Proceeds”), all pursuant to the terms and conditions set forth in this Subscription Agreement.

1.2 In addition, on the basis of the representations and warranties and subject to the terms and conditions set forth in this Subscription Agreement, the Investor shall be entitled, until the 12 month anniversary of the Effective Date, to subscribe for, and purchase, 41,667 additional Shares of TechCare Corp. (the “Additional Shares” and together with the Initial Shares, the “Shares”) at a purchase price per share of US$0.60, for an aggregate consideration of US$ 25,000 (the “Additional Subscription Proceeds”), all pursuant to the terms and conditions set forth in this Subscription Agreement.

1.3 The undersigned Investor understands that the offering by the Company under this Subscription Agreement is being made only to persons/institutions who are not U.S. Persons, as defined in Rule 902 of Regulation S promulgated by the United States Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, as amended (the “Act”) and that the Company will not offer Shares nor accept subscriptions from any person and/or entity that is a U.S. Person as defined in Rule 902 of Regulation S.

1.4 On the basis of the representations and warranties of the Investor and subject to the terms and conditions set forth herein, the Company, by its execution and delivery of the counter-signed copy of this Subscription Agreement, hereby irrevocably agrees to accept the subscription and sell to the Investor the Shares subscribed for herein.

1.5 Subject to the terms hereof, the offer and sale of the Shares under this Subscription Agreement will be effective only upon receipt by the Company of the Subscription Proceeds.

1.6 Within seven (7) days of from the receipt of the Subscription Proceeds or the Additional Subscription Proceeds by the Company, as applicable, the Company shall deliver to the Investor book entry confirmation representing the number of Shares purchased by the Investor. The Shares shall be registered on the books of the Company as follows: Microdel Ltd. (Israeli ID No. 513577874), of 63 Dan St., Modi’in-Macabim-Reut 7172439, Israel

2. Payment of Subscription Proceeds and Additional Subscription Proceeds

The Investor understands that the Subscription Proceeds and Additional Subscription Proceeds, as applicable, are payable to the Company by electronic wire transfer pursuant to the Company’s wiring instructions to be provided thereto.

3. Documents/Deliveries Required from the Investor

3.1 The Investor understands and agrees that as a condition to the Company’s acceptance of this subscription, the undersigned will complete, sign and return to the Company an executed copy of this Subscription Agreement together with any and all attachments hereto.

3.2 The Investor will complete, sign and return to the Company as soon as possible, on request by the Company, any other documents, questionnaires, notices and undertakings as may be reasonably required by regulatory authorities and applicable law.

3.3 The Investor will pay/deliver the Subscription Proceeds and the Additional Subscription Proceeds, as applicable, to the Company as provided in Section 2 above subject to the Company’s execution and acceptance of this Subscription Agreement.

4. Acknowledgements of Investor

4.1 The Investor acknowledges and agrees that:

(i) the Shares being offered have not been registered under the Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, the Shares may neither be offered nor sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Rule 902 of Regulation S under the Act, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act;

(ii) the Investor acknowledges that the Company has not undertaken, and will have no obligation, to register the Shares under the Act;

(iii) the decision to execute this Subscription Agreement has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of information (the receipt of which is hereby acknowledged) which has been filed by the Company with the SEC under the Securities Exchange Act of 1934 (collectively, the “Exchange Act Reports”);

(iv) no securities commission or similar regulatory authority has reviewed or passed on the merits of an investment in the Shares;

(v) there is no government or other insurance covering any investment in the Shares;

(vi) there are risks associated with an investment in the Shares, as more fully described in certain information forming part of the Exchange Act Reports;

(vii) the Investor has had a reasonable opportunity to ask questions of and receive answers from the Company in connection with this subscription and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

(viii) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Investor during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Shares hereunder have been made available for inspection by the Investor, the Investor’s attorney and/or advisor(s), if any;

(ix) there is no guarantee that the Shares will be listed on any stock exchange or automated dealer quotation system and no representation has been made to the Investor that the Shares will be listed on any stock exchange or automated dealer quotation system;

(x) the Shares are assignable only with the prior written consent of the Company, which consent will not be unreasonably denied, provided that any such transfer is made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Act or pursuant to an available exemption from the registration requirements of the Act; and

(xi) this Subscription Agreement is not enforceable by the Investor unless it has been accepted by the Company.

5. Representations, Warranties and Covenants of the Investor

5.1 The Investor hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall be true and correct as of the date hereof and as of the subscription date of the Additional Shares, and will survive the execution and delivery of this Subscription Agreement) that:

(i) the Investor has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Investor is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Investor;

(ii) the Investor is entering into this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the corporate documents of, the Investor or of any agreement, written or oral, to which the Investor may be a party or by which the Investor is or may be bound;

(iii) the Investor has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Investor enforceable against the Investor;

(iv) the Investor is not a U.S. Person, as that term is defined in Rule 902 of Regulation S under the Act;

(v) the Investor is not acquiring the Shares for the account or benefit of, directly or indirectly, any U.S. Person, as that term is defined in Rule 902 of Regulation S under the Act;

(vi) the Investor is resident of the jurisdiction set out under the heading “Name and Address of Investor” on the signature page of this Subscription Agreement;

(vii) the Investor is and will be outside the United States when receiving and executing this Subscription Agreement and is acquiring the Shares as principal for the Investor’s own account (except for the circumstances outlined in paragraph 5.1), for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Shares;

(ix) the Investor is acquiring the Shares for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons;

(x) the Investor is not an underwriter of, or dealer in, the Shares of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(xi) the Investor:

(a) is able to fend for itself in connection with the offer and sale of Shares under this Subscription Agreement; and

(b) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of its prospective investment in the Company’s Shares offered hereby; and

(c) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(xii) if the Investor is acquiring the Shares as a fiduciary or agent for one or more investor accounts, the Investor has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account, and the investor accounts, if any, for which the Investor acts as a fiduciary or agent satisfy the definition of an “Accredited Investor,” as the term is defined in Rule 501 of Regulation D under the Act;

(xiii) the Investor acknowledges that the Investor has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the Act) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares, provided, however, that the Investor may sell or otherwise dispose of any of the Shares pursuant to an effective registration statement under the Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(xiv) the Investor has not received nor is he aware of any advertisement or public solicitation pertaining to the offer or sale of any of the Shares; and

(xv) no person has made to the Investor any written or oral representations that:

(a) any person will resell or repurchase any of the Shares; and

(b) any person will refund the purchase price of any of the Shares paid by the Investor pursuant to this Subscription Agreement.

6. Conditions Precedent.

The undertaking of the Investor shall be subject to and contingent upon the following:

6.1 Prior to the Effective Date, the Company shall have secured all permits, consents and authorizations that shall be necessary or required lawfully to consummate this Subscription Agreement and to issue Shares in accordance with the terms of this Subscription Agreement. The Company has all requisite corporate power to own and operate its property and assets, to perform all its obligations under all agreements and instruments to which it is a party or by which it is bound, and to carry on the business of the Company as presently conducted and as proposed to be conducted. The Company is in compliance with all applicable laws, including all laws pertaining to it as a public company. All issued and outstanding shares of the Company have been duly authorized, and are validly issued and outstanding and fully paid and non-assessable. The Shares, when issued in accordance with this Subscription Agreement, will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights, and will have the rights, preferences, privileges, and restrictions set forth in the Certificate of Incorporation of the Company, and will be issued free and clear of any liens, claims, encumbrances or third party rights of any kind and duly registered in the name of the Investor in the Company’s register of members.

6.2 The Company has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Investor enforceable against the Investor.

6.3 The acquisition of and subscription for the Shares by the Investor as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Investor.

7. Acknowledgement and Waiver

The Investor hereby acknowledges that the decision to subscribe for and purchase the Shares has been made solely on the basis of publicly available information contained in the Exchange Act Reports. The Investor hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Investor might be entitled in connection with the distribution of any of the Shares.

8. Restrictive Legend on Subject Securities

8.1 The Investor hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, certificates or book entry forms evidencing the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THE SHARES HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

NONE OF THE SHARES HAVE BEEN REGISTERED UNDER THE ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE ACT.

8.2 The Investor hereby acknowledges and agrees to the Company making a notation on its records in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

9. Costs

The Investor acknowledges and agrees that all costs and expenses incurred by the Investor (including any fees and disbursements of any counsel or other professional retained by the Investor) relating to the purchase of the Shares will be borne solely by the Investor.

10. Governing Law

This Subscription Agreement is governed by the laws of the State of New York, without regard to the conflict of laws provisions thereof. The Investor, in his personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably agrees to the jurisdiction of the courts of the State of New York and each Subscriber and the Company waive any right to a jury trial thereof

11. Survival

This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, will survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Shares by the Investor pursuant hereto.

12. Assignment

This Subscription Agreement is transferable or assignable only with the prior written consent of the Company, which consent will not be unreasonably denied. Furthermore, except as otherwise expressly limited herein, the provisions hereof shall inure to the benefit of, and be binding upon, the transferees, successors, assigns, heirs, executors, and administrators of the parties hereto.

13. Severability

The invalidity or unenforceability of any particular provision of this Subscription Agreement will not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement and the remainder of this Subscription Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Subscription Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

14. Entire Agreement; Amendment

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the sale of the Shares. The Company makes and has given no other warranties or representations, other than as expressly contained herein. Any term of this Subscription Agreement may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Company and the Investor.

15. Notices

All notices here under will be in writing and will be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Investor will be directed to the address on the Investor’s signature page and notices to the Company will be directed to it at the address first set forth above unless another address will be provided to the Investor by the Company in writing.

16. Counterparts and Electronic Means

This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, will constitute an original and all of which together will constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

IN WITNESS WHEREOF the Investor has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Microdel Ltd.
(Name of Investor)

/s/ Microdel Ltd.
(Signature of Investor)

63 Dan St., Modi’in-Macabim-Reut 7172439, Israel
(Address of Investor)

[Signature Page – Subscription Agreement April 2019]

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Shares is hereby accepted by TechCare Corp.

DATED this 28 day of April, 2019

TechCare Corp.

By:	/s/ Zvi Yemini
Name:	Zvi Yemini
Title:	Chairman & CEO